Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:
Mark C. Layton	Todd Fromer / Garth Russell
Chief Executive Officer	Investor Relations
or Thomas J. Madden	KCSA Strategic Communications
Chief Financial Officer	(212) 896-1215 / (212) 896-1250
(972) 881-2900	tfromer@kcsa.com / grussell@kcsa.com

PFSweb Reports 35% Service Fee Revenue Growth in Second Quarter of 2012

Compared to Prior Year

- - -

Adjusted EBITDA increases 160% compared to prior year

PFSweb Increases Fiscal 2012 Adjusted EBITDA Guidance to $9-11 Million

Allen, Texas, August 9, 2012 — PFSweb, Inc. (Nasdaq: PFSW), an international provider of end-to-end web commerce solutions, today announced its financial results for the second quarter ended June 30, 2012.

“We believe PFSweb is now widely considered one of the leading experts in the eCommerce market and has become an integral part of the growth and success of some of the world’s leading consumer brands,” stated Mark Layton, Chairman and Chief Executive Officer of PFSweb. “Our growth proves our ability to both attract new clients and become a significant part of their eCommerce strategy. In addition to offering global reach and a scalable platform that is able to support our clients’ brands, we expect to enhance our positioning within the market even further through the rollout of an expanded multi-platform service offering. This expansion of our End2End eCommerce solution provides the opportunity for PFSweb to generate higher margin revenue streams as we enter a whole new level of services for our clients and expand our reach across all channels and customer touch points.”

“We increased Service Fee revenue for the second quarter of 2012 by 35% to $28.4 million as compared to same period in 2011,” continued Mr. Layton. “This growth was driven by increased activity among our approximately 65 eCommerce client programs including new and existing client brands. During the past several months, we launched and ramped up several new client End2End eCommerce solutions, for leading brands such as Gerber Childrenswear, Elizabeth Arden and Gore.”

Summary of consolidated results for the second quarter ended June 30, 2012:

•

Service Fee revenue increased 35% to $28.4 million, compared to $21.0 million for the same period in 2011; Service Fee Equivalent revenue (as defined) increased 25% to $30.5 million, compared to $24.4 million for the same period in 2011;

•	Total revenue increased to $68.8 million, compared to $68.0 million for the second quarter of 2011;

•	Adjusted EBITDA (as defined) increased 160% to $2.8 million, compared to $1.1 million for the same period in 2011;

•

Net loss was $0.5 million, or $0.04 per basic and diluted share, compared to a net loss of $1.2 million, or $0.10 per basic and diluted share, for the second quarter of 2011. Net loss for the second quarter of 2012 included approximately $0.3 million of relocation related costs, which were reflected in selling, general and administrative expenses;

•

Non-GAAP net income (as defined) was $0.2 million, or $0.01 per basic and diluted share, compared to a non-GAAP net loss of $0.8 million, or $0.07 per basic and diluted share, for the quarter ended June 30, 2011;

Summary of consolidated results for the six months ended June 30, 2012:

•

Service Fee revenue increased 42% to $56.8 million, compared with $39.9 million for the six months ended June 30, 2011. Service Fee Equivalent revenue (as defined) increased 34% to $61.8 million, compared to $46.1 million for the same period in 2011;

•	Total revenue was $143.3 million compared to $140.4 million for the six months ended June 30, 2011;

•	Adjusted EBITDA (as defined) was $5.4 million compared to $1.5 million for the six months ended June 30, 2011;

•

Net loss was $1.8 million, or $0.14 per basic and diluted share, compared to a net loss of $3.5 million or $0.28 per basic and diluted share, for the six months ended June 30, 2011. Net loss for the six months ended June 30, 2012 included approximately $0.9 million of relocation related costs, and $0.5 million of lease termination costs that were reflected in selling, general and administrative expenses. Net loss for the first six months of 2011 included a $0.6 million loss from discontinued operations related to eCOST.com;

•

Non-GAAP net income was $0.2 million, or $0.02 per basic and diluted share, compared to a non-GAAP net loss of $2.2 million, or $0.18 per basic and diluted share, for the six months ended June 30, 2011.

“The strong Service Fee revenue growth for the second quarter of 2012, combined with an ongoing focus on costs, resulted in a 160% increase in Adjusted EBITDA to $2.8 million,” Mr. Layton continued. “In addition, several of the client programs that we expected to conclude or significantly reduce operations in 2012, have extended their programs into late-2012 and 2013. As a result of these extensions and other client activity, we are increasing our 2012 guidance for consolidated Adjusted EBITDA to approximately $9 million to $11 million. While we are pleased with these extensions, we still expect that approximately $5 million of this quarter’s service fee revenue will not continue after this year. We continue to target growth from new clients and are focusing on operational efficiencies to mitigate this impact.”

Conference Call Information

Management will host a conference call at 11:00 am Eastern Time (10:00 am Central Time) on Thursday, August 9, 2012, to discuss the latest corporate developments and results. To listen to the call, please dial (888) 562-3356 and enter the pin number 11911131 at least five minutes before the scheduled start time. Investors can also access the call in a “listen only” mode via the Internet at the Company’s website, www.pfsweb.com or www.kcsa.com. Please allow extra time prior to the call to visit the site and download any necessary audio software.

A digital replay of the conference call will be available through September 9, 2012 at (855) 859-2056, pin number 11911131. The replay also will be available at the Company’s website for a limited time.

Non-GAAP Financial Measures

This news release may contain certain non-GAAP measures, including non-GAAP net income (loss), Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”), Adjusted EBITDA and Service Fee Equivalent Revenue.

Non-GAAP net income (loss) represents net income (loss) calculated in accordance with U.S. GAAP as adjusted for the impact of non-cash stock-based compensation expense, income (loss) from discontinued operations, lease termination costs and certain move related expenses.

EBITDA represents earnings (or losses) before income (loss) from discontinued operations, interest, income taxes, depreciation, and amortization. Adjusted EBITDA further eliminates the effect of stock-based compensation, lease termination costs and certain move related expenses.

Service Fee Equivalent Revenue represents service fee revenue plus the gross profit earned on product revenue.

Non-GAAP net income (loss), EBITDA, Adjusted EBITDA and Service Fee Equivalent Revenue are used by management, analysts, investors and other interested parties in evaluating our operating performance compared to that of other companies in our industry. The calculation of non-GAAP net income (loss) eliminates the effect of stock-based compensation, income (loss) from discontinued operations, lease termination costs and certain move related expenses and EBITDA and Adjusted EBITDA further eliminate the effect of financing, income taxes and the accounting effects of capital spending, which items may vary from different companies for reasons unrelated to overall operating performance. Service Fee Equivalent Revenue allows client contracts with similar operational support models but different financial models to be combined as if all contracts were being operated on a service fee revenue basis.

PFSweb believes these non-GAAP measures provide useful information to both management and investors by excluding certain expenses that may not be indicative of its core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measures included in this press release have been reconciled to the GAAP results in the attached tables.

About PFSweb, Inc.

Iconic brands engage PFSweb to enable their eCommerce initiatives. PFSweb’s End2End eCommerce® solution includes interactive marketing services, robust eCommerce technology, global fulfillment and logistics, high-touch customer care, financial services, and order management. PFSweb’s eCommerce solutions provide international reach and expertise in both direct-to-consumer and business-to-business initiatives, supporting organizations across multiple industries, including Procter & Gamble, L’Oreal, LEGO, Columbia Sportswear, Sorel, Carter’s, Lucky Brand Jeans, kate spade new york, Juicy Couture, AAFES, Riverbed, Ricoh, Hawker Beechcraft Corp, Roots Canada Ltd. and Xerox. PFSweb is headquartered in Allen, TX with additional locations in Tennessee, Mississippi, Canada, Belgium, and the Philippines.

To find out more about PFSweb, Inc. (NASDAQ: PFSW), visit the company’s website at http://www.PFSweb.com.

The matters discussed herein consist of forward-looking information under the Private Securities Litigation Reform Act of 1995 and is subject to and involves risks and uncertainties, which could cause actual results to differ materially from the forward-looking information. PFSweb’s Annual Report on Form 10-K for the year ended December 31, 2011 and 10-Q for the period ended March 31, 2012 identify certain factors that could cause actual results to differ materially from those projected in any forward looking statements made and investors are advised to review the Annual and Quarterly Reports and the Risk Factors described therein. PFSweb undertakes no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future. There may be additional risks that we do not currently view as material or that are not presently known.

(Financial Tables Below)

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidated Statements of Operations (A)

(In Thousands, Except Per Share Data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
REVENUES:
Product revenue, net	$29,557	$38,799	$64,282	$84,082
Service fee revenue	28,384	20,970	56,762	39,870
Pass-thru revenue	10,819	8,239	22,228	16,445

Total revenues	68,760	68,008	143,272	140,397

COSTS OF REVENUES:
Cost of product revenue	27,397	35,411	59,253	77,877
Cost of service fee revenue	20,340	15,795	41,599	29,578
Cost of pass-thru revenue	10,819	8,239	22,228	16,445

Total costs of revenues	58,556	59,445	123,080	123,900

Gross profit	10,204	8,563	20,192	16,497
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	10,260	9,430	21,160	18,718

Loss from operations	(56)	(867)	(968)	(2,221)
INTEREST EXPENSE, NET	258	270	522	461

Loss before income taxes	(314)	(1,137)	(1,490)	(2,682)
INCOME TAX PROVISION	194	95	303	230

LOSS FROM CONTINUING OPERATIONS	(508)	(1,232)	(1,793)	(2,912)
INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAX	—	14	—	(589)

NET LOSS	$(508)	$(1,218)	$(1,793)	$(3,501)

NON-GAAP INCOME (LOSS)	$152	$(833)	$229	$(2,203)

NET LOSS PER SHARE:
Basic	$(0.04)	$(0.10)	$(0.14)	$(0.28)

Diluted	$(0.04)	$(0.10)	$(0.14)	$(0.28)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic	12,783	12,567	12,774	12,418

Diluted	12,783	12,567	12,774	12,418

EBITDA	$2,134	$676	$3,364	$817

ADJUSTED EBITDA	$2,794	$1,075	$5,386	$1,526

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2011.

PFSweb, Inc. and Subsidiaries

Reconciliation of certain Non-GAAP Items to GAAP

(In Thousands, Except Per Share Data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
NET LOSS	$(508)	$(1,218)	$(1,793)	$(3,501)
Loss (income) from discontinued operations, net of tax	—	(14)	—	589
Income tax expense	194	95	303	230
Interest expense	258	270	522	461
Depreciation and amortization	2,190	1,543	4,332	3,038

EBITDA	$2,134	$676	$3,364	$817
Stock-based compensation	366	399	706	709
Lease terminations costs	—	—	450	—
Move related expenses	294	—	866	—

ADJUSTED EBITDA	$2,794	$1,075	$5,386	$1,526

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
NET LOSS	$(508)	$(1,218)	$(1,793)	$(3,501)
Loss (Income) from discontinued operations, net of tax	—	(14)	—	589
Stock-based compensation	366	399	706	709
Lease terminations costs	—	—	450	—
Move related expenses	294	—	866	—

NON-GAAP INCOME (LOSS)	$152	$(833)	$229	$(2,203)

NET LOSS PER SHARE:
Basic	$(0.04)	$(0.10)	$(0.14)	$(0.28)

Diluted	$(0.04)	$(0.10)	$(0.14)	$(0.28)

NON-GAAP INCOME (LOSS) Per Share:
Basic	$0.01	$(0.07)	$0.02	$(0.18)

Diluted	$0.01	$(0.07)	$0.02	$(0.18)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
TOTAL REVENUES	$68,760	$68,008	$143,272	$140,397
Pass-thru revenue	(10,819)	(8,239)	(22,228)	(16,445)
Cost of product revenue	(27,397)	(35,411)	(59,253)	(77,877)

SERVICE FEE EQUIVALENT REVENUE	$30,544	$24,358	$61,791	$46,075

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidated Balance Sheets

(In Thousands, Except Share Data)

	June 30, 2012	December 31, 2011
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$17,107	$17,695
Restricted cash	728	827
Accounts receivable, net of allowance for doubtful accounts of $656 and $663 at June 30, 2012 and December 31, 2011, respectively	39,172	52,679
Inventories, net of reserves of $1,677 and $1,555 at June 30, 2012 and December 31, 2011, respectively	27,060	30,487
Other receivables	7,983	11,915
Prepaid expenses and other current assets	4,335	4,697

Total current assets	96,385	118,300

PROPERTY AND EQUIPMENT, net	25,574	14,945
OTHER ASSETS	3,052	3,127

Total assets	125,011	136,372

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$19,196	$23,939
Trade accounts payable	35,658	48,544
Deferred revenue	7,365	6,766
Accrued expenses	19,023	18,657

Total current liabilities	81,242	97,906

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	6,284	3,583
DEFERRED REVENUE	5,112	5,908
DEFERRED RENT	5,571	901

Total liabilities	98,209	108,298

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Preferred stock, $1.00 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $.001 par value; 35,000,000 shares authorized; 12,812,386 and 12,782,907 shares issued at June 30, 2012 and December 31, 2011, respectively; and 12,789,325 and 12,764,546 shares outstanding as of June 30, 2012 and December 31, 2011, respectively	13	13
Additional paid-in capital	105,399	104,645
Accumulated deficit	(79,691)	(77,898)
Accumulated other comprehensive income	1,178	1,399
Treasury stock at cost, 23,061 and 18,361 shares as of June 30, 2012 and December 31, 2011, respectively	(97)	(85)

Total shareholders’ equity	26,802	28,074

Total liabilities and shareholders’ equity	$125,011	$136,372

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Three Months Ended June 30, 2012

(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$29,557	$—	$29,557
Service fee revenue	28,384	—	—	28,384
Service fee revenue - affiliate	1,124	—	(1,124)	—
Pass-thru revenue	10,819	—	—	10,819

Total revenues	40,327	29,557	(1,124)	68,760

COSTS OF REVENUES:
Cost of product revenue	—	27,397	—	27,397
Cost of service fee revenue	21,049	—	(709)	20,340
Cost of pass-thru revenue	10,819	—	—	10,819

Total costs of revenues	31,868	27,397	(709)	58,556

Gross profit	8,459	2,160	(415)	10,204
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	9,047	1,628	(415)	10,260

Income from operations	(588)	532	—	(56)
INTEREST EXPENSE, NET	57	201	—	258

Income before income taxes	(645)	331	—	(314)
INCOME TAX PROVISION (BENEFIT)	55	139	—	194

NET INCOME (LOSS)	$(700)	$192	$—	$(508)

NON-GAAP NET INCOME	$(40)	$192	$—	$152

EBITDA	$1,578	$556	$—	$2,134

ADJUSTED EBITDA	$2,238	$556	$—	$2,794

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(700)	$192	$—	(508)
Income tax expense (benefit)	55	139	—	194
Interest expense , net	57	201	—	258
Depreciation and amortization	2,166	24	—	2,190

EBITDA	$1,578	$556	$—	$2,134
Stock-based compensation	366	—	—	366
Move related costs	294	—	—	294

ADJUSTED EBITDA	$2,238	$556	$—	$2,794

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME follows:

NET INCOME (LOSS)	$(700)	$192	$—	$(508)
Stock-based compensation	366	—	—	366
Move related costs	294	—	—	294

NON-GAAP NET INCOME	$(40)	$192	$—	$152

Note:	Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Six Months Ended June 30, 2012

(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$64,282	$—	$64,282
Service fee revenue	56,762	—	—	56,762
Service fee revenue - affiliate	2,586	—	(2,586)	—
Pass-thru revenue	22,228	—	—	22,228

Total revenues	81,576	64,282	(2,586)	143,272

COSTS OF REVENUES:
Cost of product revenue	—	59,253	—	59,253
Cost of service fee revenue	43,097	—	(1,498)	41,599
Cost of pass-thru revenue	22,228	—	—	22,228

Total costs of revenues	65,325	59,253	(1,498)	123,080

Gross profit	16,251	5,029	(1,088)	20,192
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	18,579	3,669	(1,088)	21,160

Income (loss) from operations	(2,328)	1,360	—	(968)
INTEREST EXPENSE (INCOME), NET	91	431	—	522

Income (loss) before income taxes	(2,419)	929	—	(1,490)
INCOME TAX PROVISION (BENEFIT)	(69)	372	—	303

NET INCOME (LOSS)	(2,350)	557	—	(1,793)

NON-GAAP NET INCOME (LOSS)	$(328)	$557	$—	$229

EBITDA	$1,964	$1,400	$—	$3,364

ADJUSTED EBITDA	$3,986	$1,400	$—	$5,386

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(2,350)	$557	$—	(1,793)
Income tax expense (benefit)	(69)	372	—	303
Interest expense (income)	91	431	—	522
Depreciation and amortization	4,292	40	—	4,332

EBITDA	$1,964	$1,400	$—	$3,364
Stock-based compensation	706	—	—	706
Lease termination costs	450	—	—	450
Move related costs	866	—	—	866

ADJUSTED EBITDA	$3,986	$1,400	$—	$5,386

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(2,350)	$557	$—	$(1,793)
Stock-based compensation	706	—	—	706
Lease termination costs	450	—	—	450
Move related costs	866	—	—	866

NON-GAAP NET INCOME (LOSS)	$(328)	$557	$—	$229

Note:	Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships. PFSweb and PFSweb Retail Connect include certain ongoing activity formerly reported as eCOST.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Three Months Ended June 30, 2011

(In Thousands)

		Business &
	PFSweb	Retail Connect	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$38,799	$—	$—	$38,799
Service fee revenue	20,970	—	—	—	20,970
Service fee revenue - affiliate	1,588	—	—	(1,588)	—
Pass-thru revenue	8,240	—	—	(1)	8,239

Total revenues	30,798	38,799	—	(1,589)	68,008

COSTS OF REVENUES:
Cost of product revenue	—	35,411	—	—	35,411
Cost of service fee revenue	16,354	—	—	(559)	15,795
Cost of pass-thru revenue	8,240	—	—	(1)	8,239

Total costs of revenues	24,594	35,411	—	(560)	59,445

Gross profit	6,204	3,388	—	(1,029)	8,563
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	8,245	2,214	—	(1,029)	9,430

Income (loss) from operations	(2,041)	1,174	—	—	(867)
INTEREST EXPENSE (INCOME), NET	(61)	331	—	—	270

Income (loss) before income taxes	(1,980)	843	—	—	(1,137)
INCOME TAX PROVISION (BENEFIT)	(251)	346	—	—	95

INCOME (LOSS) FROM CONTINUING OPERATIONS	(1,729)	497	—	—	(1,232)
LOSS FROM DISCONTINUED OPERATIONS, NET OF TAX	—	—	14		14

NET INCOME (LOSS)	$(1,729)	$497	$14	$—	$(1,218)

NON-GAAP NET INCOME (LOSS)	$(1,330)	$497	$—	$—	$(833)

EBITDA	$(505)	$1,181	$—	$—	$676

ADJUSTED EBITDA	$(106)	$1,181	$—	$—	$1,075

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(1,729)	$497	$14	$—	(1,218)
Loss from discontinued operations, net of tax	—	—	(14)	—	(14)
Income tax expense (benefit)	(251)	346	—	—	95
Interest expense (income)	(61)	331	—	—	270
Depreciation and amortization	1,536	7	—	—	1,543

EBITDA	$(505)	$1,181	$—	$—	$676
Stock-based compensation	399	—	—	—	399

ADJUSTED EBITDA	$(106)	$1,181	$—	$—	$1,075

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(1,729)	$497	$14	$—	$(1,218)
Loss from discontinued operations, net of tax	—	—	(14)	—	(14)
Stock-based compensation	399	—	—	—	399

NON-GAAP NET INCOME (LOSS)	$(1,330)	$497	$—	$—	$(833)

Note:	Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships. PFSweb and PFSweb Retail Connect include certain ongoing activity formerly reported as eCOST.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Six Months Ended June 30, 2011

(In Thousands)

		Business &
	PFSweb	Retail Connect	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$84,082	$—	$—	$84,082
Service fee revenue	39,870	—	—	—	39,870
Service fee revenue - affiliate	3,252	—	—	(3,252)	—
Pass-thru revenue	16,446	—	—	(1)	16,445

Total revenues	59,568	84,082	—	(3,253)	140,397

COSTS OF REVENUES:
Cost of product revenue	—	77,877	—	—	77,877
Cost of service fee revenue	30,702	—	—	(1,124)	29,578
Cost of pass-thru revenue	16,446	—	—	(1)	16,445

Total costs of revenues	47,148	77,877	—	(1,125)	123,900

Gross profit	12,420	6,205	—	(2,128)	16,497
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	16,460	4,386	—	(2,128)	18,718

Income (loss) from operations	(4,040)	1,819	—	—	(2,221)
INTEREST EXPENSE (INCOME), NET	(116)	577	—	—	461

Income (loss) before income taxes	(3,924)	1,242	—	—	(2,682)
INCOME TAX PROVISION (BENEFIT)	(276)	506	—	—	230

INCOME (LOSS) FROM CONTINUING OPERATIONS	(3,648)	736	—	—	(2,912)
LOSS FROM DISCONTINUED OPERATIONS, NET OF TAX	—	—	(589)		(589)

NET INCOME (LOSS)	$(3,648)	$736	$(589)	$—	$(3,501)

NON-GAAP NET INCOME (LOSS)	$(2,939)	$736	$—	$—	$(2,203)

EBITDA	$(1,016)	$1,833	$—	$—	$817

ADJUSTED EBITDA	$(307)	$1,833	$—	$—	$1,526

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(3,648)	$736	$(589)	$—	(3,501)
Loss from discontinued operations, net of tax	—	—	589	—	589
Income tax expense (benefit)	(276)	506	—	—	230
Interest expense (income)	(116)	577	—	—	461
Depreciation and amortization	3,024	14	—	—	3,038

EBITDA	$(1,016)	$1,833	$—	$—	$817
Stock-based compensation	709	—	—	—	709

ADJUSTED EBITDA	$(307)	$1,833	$—	$—	$1,526

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(3,648)	$736	$(589)	$—	$(3,501)
Loss from discontinued operations, net of tax	—	—	589	—	589
Stock-based compensation	709	—	—	—	709

NON-GAAP NET INCOME (LOSS)	$(2,939)	$736	$—	$—	$(2,203)

Note:	Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships. PFSweb and PFSweb Retail Connect include certain ongoing activity formerly reported as eCOST.

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidating Balance Sheets

as of June 30, 2012

(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$13,977	$3,130	$—	$17,107
Restricted cash	—	728	—	728
Accounts receivable, net	26,180	13,073	(81)	39,172
Inventories, net	—	27,060	—	27,060
Other receivables	—	7,983	—	7,983
Prepaid expenses and other current assets	2,853	1,482	—	4,335

Total current assets	43,010	53,456	(81)	96,385

PROPERTY AND EQUIPMENT, net	25,448	126	—	25,574
RECEIVABLE/INVESTMENT IN AFFILIATES	12,857	—	(12,857)	—
OTHER ASSETS	2,913	139	—	3,052

Total assets	84,228	53,721	(12,938)	125,011

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$12,685	$6,511	$—	$19,196
Trade accounts payable	8,024	27,715	(81)	35,658
Deferred revenue	7,328	37	—	7,365
Accrued expenses	12,449	6,574	—	19,023

Total current liabilities	40,486	40,837	(81)	81,242

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	6,249	35	—	6,284
PAYABLE TO AFFILIATES	—	22,695	(22,695)	—
DEFERRED REVENUE	5,112	—	—	5,112
DEFERRED RENT	5,539	32	—	5,571

Total liabilities	57,386	63,599	(22,776)	98,209

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Common stock	13	19	(19)	13
Capital contributions	—	1,000	(1,000)	—
Additional paid-in capital	105,399	28,059	(28,059)	105,399
Retained earnings (accumulated deficit)	(79,643)	(40,854)	40,806	(79,691)
Accumulated other comprehensive income	1,170	1,898	(1,890)	1,178
Treasury stock	(97)	—	—	(97)

Total shareholders’ equity	26,842	(9,878)	9,838	26,802

Total liabilities and shareholders’ equity	$84,228	$53,721	$(12,938)	$125,011

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidating Balance Sheets

as of December 31, 2011

(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$12,818	$4,877	$—	$17,695
Restricted cash	138	689	—	827
Accounts receivable, net	35,881	17,133	(335)	52,679
Inventories, net	—	30,487	—	30,487
Other receivables	—	11,915	—	11,915
Prepaid expenses and other current assets	3,273	1,424	—	4,697

Total current assets	52,110	66,525	(335)	118,300

PROPERTY AND EQUIPMENT, net	14,884	61	—	14,945
RECEIVABLE/INVESTMENT IN AFFILIATES	13,130	—	(13,130)	—
OTHER ASSETS	2,973	154	—	3,127

Total assets	83,097	66,740	(13,465)	136,372

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$13,918	$10,021	$—	$23,939
Trade accounts payable	12,089	36,790	(335)	48,544
Deferred revenue	6,749	17	—	6,766
Accrued expenses	11,998	6,659	—	18,657

Total current liabilities	44,754	53,487	(335)	97,906

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	3,513	70	—	3,583
PAYABLE TO AFFILIATES	—	22,495	(22,495)	—
DEFERRED REVENUE	5,908	—	—	5,908
DEFERRED RENT	901	—	—	901

Total liabilities	55,076	76,052	(22,830)	108,298

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Common stock	13	19	(19)	13
Capital contributions	—	1,000	(1,000)	—
Additional paid-in capital	104,645	28,059	(28,059)	104,645
Retained earnings (accumulated deficit)	(77,950)	(40,446)	40,498	(77,898)
Accumulated other comprehensive income	1,398	2,056	(2,055)	1,399
Treasury stock	(85)	—	—	(85)

Total shareholders’ equity	28,021	(9,312)	9,365	28,074

Total liabilities and shareholders’ equity	$83,097	$66,740	$(13,465)	$136,372

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